Exhibit 99.1

0	● ●
John R. Buran, President and CEO Commentary
Flushing Financial Corporation Reports 3Q22 GAAP EPS of $0.76 and Core EPS of $0.62 Loan Growth Despite Rising Rates

UNIONDALE, N.Y., October 25, 2022 (GLOBE NEWSWIRE) - The Company reported third quarter 2022 GAAP EPS of $0.76, down 6.2% YoY, with a ROAA of 1.11%, and ROAE of 13.91%. Core 3Q22 EPS was $0.62, a decrease of 29.5% YoY, with a ROAA of 0.90% and the ROAE of 11.24%.

“We supported customers by achieving loan growth of 3.1% QoQ, excluding the impact of PPP loans, while increasing the origination yield by 68 bps for the quarter, as the quarter was dominated by Fed rate increases. Credit quality, a hallmark of the Company, remained solid with only 2 bps of net charge-offs this quarter. The Company opportunistically raised $65 million of subordinated debt capital to lock in funding at an attractive rate. The Fed rate movements resulted in the NIM compressing 28 bps during the third quarter given the rapid rise in rates. Despite the NIM pressure in the short term, loans are expected to reprice higher over time. Approximately $1.0 billion or 15% of loans reprice within 90 days of index changes and $1.9 billion or 27% of loans are expected to contractually reprice higher by 200 bps through the end of 2024. There are over $500 million of funding swaps that have attractive rates now and will reprice lower by approximately 70 bps through 2023. Our community focus continued to shine this quarter as we supported several events, including the Flushing and Port Jefferson Dragon Boat festivals and our Harvest Moon Reception.”

- John R. Buran, President and CEO

Loan Closings up 90.1% YoY; NIM Declined QoQ. Period end net loans, excluding PPP, increased 3.1% QoQ, with balanced growth between real estate and commercial business and other loans. Loan closings, excluding PPP, were up 90.1% YoY, while repayment speeds declined both YoY and QoQ. Despite the loan closings increasing, net interest income of $61.2 million decreased 3.4% YoY and 5.4% QoQ, primarily due to the increased funding costs. NIM FTE was 3.07% in 3Q22 compared to 3.35% in 2Q22 and 3.34% a year ago. Core NIM FTE decreased by 24 bps to 3.03% YoY and 30 bps QoQ. The Company hired 46 people, including 20 revenue producers, since March 31, 2021 from institutions involved with bank mergers.

Returned 40% of Earnings in 3Q22; Tangible Book Value Per Share Increased 3% YoY. The Company repurchased 131,174 shares of common stock at an average price of $20.47 during the quarter. Book value and tangible book value per share were $22.47 and $21.81, respectively, while TCE/TA1 was 7.62% at September 30, 2022 compared to 7.82% at June 30, 2022.

[1] See “Reconciliation of GAAP Earnings and Core Earnings” and “Reconciliation of GAAP Net Interest Margin to Core and Base Net Interest Income and Net Interest Margin.”
Key Financial Metrics[2]

	3Q22	2Q22	1Q22	4Q21	3Q21
GAAP:
EPS	$0.76	$0.81	$0.58	$0.58	$0.81
ROAA (%)	1.11	1.22	0.91	0.89	1.26
ROAE (%)	13.91	15.00	10.83	10.77	15.42
NIM FTE[3] (%)	3.07	3.35	3.36	3.29	3.34
Core:
EPS	$0.62	$0.70	$0.61	$0.67	$0.88
ROAA (%)	0.90	1.05	0.94	1.04	1.38
ROAE (%)	11.24	12.90	11.27	12.49	16.88
Core NIM FTE (%)	3.03	3.33	3.31	3.21	3.27
Credit Quality:
NPAs/Loans&REO (%)	0.72	0.72	0.21	0.23	0.31
ACLs/Loans (%)	0.59	0.58	0.57	0.56	0.55
ACLs/NPLs (%)	142.29	141.06	266.12	248.66	179.86
NCOs/Avg Loans (%)	0.02	(0.03)	0.06	-	(0.04)
Balance Sheet:
Avg Loans ($B)	$6.9	$6.6	$6.6	$6.6	$6.6
Avg Dep ($B)	$6.3	$6.4	$6.4	$6.5	$6.4
Book Value/Share	$22.47	$22.38	$22.26	$22.26	$21.78
Tangible BV/Share	$21.81	$21.71	$21.61	$21.61	$21.13
TCE/TA (%)	7.62	7.82	8.05	8.22	8.04

1 Tangible Common Equity (“TCE”)/Total Assets (“TA”) 2 See “Reconciliation of GAAP Earnings and Core Earnings”, “Reconciliation of GAAP Revenue and Pre-Provision Pre-Tax Net Revenue”, and “Reconciliation of GAAP Net Interest Margin to Core Net Interest Income and Net Interest Margin.” 3 Net Interest Margin (“NIM”) Fully Taxable Equivalent (“FTE”)

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54001

3Q22 Highlights
●
Period end net loans, excluding PPP, increased 3.1% QoQ and 6.8% YoY; loan closings were $463.7 million at 4.60% in 3Q22, down 8.0% from record levels QoQ, but up 90.1% YoY while the yield increased 68 bps QoQ and 96 bps YoY
●
Loan pipeline decreased 41.8% YoY to $309.1 million as we become more selective in terms of rate and collateral type and borrowers adjusted to higher rates
●
Issued $65 million of subordinated notes at 6.00% during the 3Q22
●
NPAs increased to $50.0 million from $48.9 million at 2Q22 and from $20.2 million at 3Q21
●
Provision for credit losses was $2.1 million in 3Q22 compared to a benefit for credit losses of $6.9 million in 3Q21; net charge-offs were $0.3 million in 3Q22 compared to net recoveries of $0.6 million in 3Q21
●
Net interest income decreased 5.4% QoQ and 3.4% YoY to $61.2 million; Core net interest income declined 6.2% QoQ and 2.7% YoY to $60.4 million
●
Net interest margin FTE decreased 28 bps QoQ and 27 bps YoY to 3.07%; Core net interest margin FTE decreased 30 bps QoQ and 24 bps YoY to 3.03%; The decline in GAAP and Core NIM QoQ was primarily driven by our liability sensitive balance sheet resulting in liabilities repricing faster than assets over the near term but reversing as loans reprice over the next couple of years
●
Average deposits, including mortgage escrow, decreased 2.6% QoQ and 2.1% YoY to $6.3 billion, with core deposits comprising 83.1% of total average deposits
●
Signed a lease to open a new branch in Brooklyn expanding our Asian banking footprint
●
Tangible Common Equity to Tangible Assets was 7.62% down from 7.82% at 2Q22; the change in accumulated other comprehensive loss, net of taxes (primarily from rising rates) impacted this ratio by 18 bps in 3Q22 compared to 2Q22
●
Repurchased 131,174 shares at an average price of $20.47; dividends and share repurchases were 40% of net income in 3Q22

[1] See “Reconciliation of GAAP Earnings and Core Earnings” and “Reconciliation of GAAP Net Interest Margin to Core and Base Net Interest Income and Net Interest Margin.”
Income Statement Highlights

						YoY	QoQ
($000s, except EPS)	3Q22	2Q22	1Q22	4Q21	3Q21	Change	Change

Net Interest Income	$61,206	$64,730	$63,479	$62,674	$63,364	(3.4)%	(5.4)%
Provision (Benefit) for Credit Losses	2,145	1,590	1,358	761	(6,927)	(131.0)	34.9
Noninterest Income (Loss)	8,995	7,353	1,313	(280)	866	938.7	22.3
Noninterest Expense	35,634	35,522	38,794	38,807	36,345	(2.0)	0.3
Income Before Income Taxes	32,422	34,971	24,640	22,826	34,812	(6.9)	(7.3)
Provision for Income Taxes	8,980	9,936	6,421	4,743	9,399	(4.5)	(9.6)
Net Income	$23,442	$25,035	$18,219	$18,083	$25,413	(7.8)	(6.4)
Diluted EPS	$0.76	$0.81	$0.58	$0.58	$0.81	(6.2)	(6.2)
Avg. Diluted Shares (000s)	30,695	30,937	31,254	31,353	31,567	(2.8)	(0.8)

Core Net Income[1]	$18,953	$21,518	$18,969	$20,968	$27,829	(31.9)	(11.9)
Core EPS[1]	$0.62	$0.70	$0.61	$0.67	$0.88	(29.5)	(11.4)

1 See Reconciliation of GAAP Earnings and Core Earnings

Net interest income totaled $61.2 million in 3Q22 compared to $64.7 million in 2Q22, $63.5 million in 1Q22, $62.7 million in 4Q21, and $63.4 million in 3Q21.

●	Net interest margin, FTE (“NIM”) of 3.07% decreased 27 bps YoY and 28 bps QoQ
●	Prepayment penalty income from loans and securities, net reversals and recoveries of interest from nonaccrual loans, net gains and losses from fair value adjustments on qualifying hedges, and purchase accounting accretion totaled $2.2 million (11 bps to the NIM) in 3Q22 compared to $2.6 million (13 bps) in 2Q22, $2.6 million (14 bps) in 1Q22, $3.1 million (16 bps) in 4Q21, and $3.4 million (19 bps) in 3Q21
●	Excluding the items in the previous bullet, net interest margin was 2.96% in 3Q22, 3.22% in 2Q22 and in 1Q22, 3.13% in 4Q21, and 3.15% in 3Q21

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54002

The Company recorded a provision for credit losses of $2.1 million in 3Q22, $1.6 million in 2Q22, $1.4 million in 1Q22, and $0.8 million in 4Q21 compared to a benefit for credit losses of $6.9 million in 3Q21.

●	3Q22 provision for credit losses of $2.1 million was primarily due to increased reserves on two previously identified credits and loan growth
●	Net charge-offs (recoveries) were $0.3 million in 3Q22 (2 bps of average loans), $(0.5) million in 2Q22 ((3) bps of average loans), $0.9 million in 1Q22 (6 bps of average loans), $(29) thousand in 4Q21 (negligible as compared to average loans), and $(0.6) million in 3Q21 ((4) bps of average loans)

Noninterest income (loss) was $9.0 million in 3Q22, $7.4 million in 2Q22, $1.3 million in 1Q22, $(0.3) million in 4Q21, and $0.9 million in 3Q21.

●	Noninterest income included net gains (losses) from fair value adjustments of $5.6 million in 3Q22 or $0.13 per share, net of tax, $2.5 million in 2Q22 or $0.06 per share, net of tax, $(1.8) million in 1Q22 or $(0.04) per share, net of tax, $(5.1) million in 4Q21 or $(0.13) per share, net of tax, and $(2.3) million in 3Q21 or $(0.05) per share, net of tax
●	Life insurance proceeds were $1.5 million ($0.05 per share) in 2Q22
●	Absent all above items and other immaterial adjustments, core noninterest income was $3.4 million in 3Q22, up 6.4% YoY, and 2.6% QoQ
●	Included in 4Q21 core noninterest income was a one-time $2.0 million ($0.05 per share, net of tax) dividend received on retirement plan investments

Noninterest expense totaled $35.6 million in 3Q22 (a decrease of 2.0% YoY, but an increase of 0.3% QoQ) compared to $35.5 million in 2Q22, $38.8 million in 1Q22, $38.8 million in 4Q21, and $36.3 million in 3Q21.

●	Other operating expenses include $0.6 million reduction in reserves for unfunded commitments in 3Q22
●	Included in 1Q22 noninterest expense was $4.3 million of seasonal compensation expense; 4Q21 noninterest expense included a one-time $4.3 million ($0.11 per share, net of tax) of increased compensation and benefits for all employees due to a record year of earnings in 2021 and employee performance through the pandemic
●	Noninterest expense included $17 thousand pre-tax merger benefit (<$0.01 per share, net of tax) in 4Q21 and $2.1 million of pre-tax merger charges ($0.05 per share, net of tax) in 3Q21
●	Excluding the effects of the merger and other immaterial adjustments, core operating expenses were $35.5 million in 3Q22, up 4.1% YoY and 0.3% QoQ
●	GAAP noninterest expense to average assets was 1.69% in 3Q22, 1.73% in 2Q22, 1.93% in 1Q22, 1.92%in 4Q21, and 1.80% in 3Q21

The provision for income taxes was $9.0 million in 3Q22 compared to $9.9 million in 2Q22, $6.4 million in 1Q22, $4.7 million in 4Q21, and $9.4 million in 3Q21.

●	The effective tax rate was 27.7% in 3Q22, 28.4% in 2Q22, 26.1% in 1Q22, 20.8% in 4Q21, and 27.0% in 3Q21
●	The 2Q22 effective tax rate includes a loss of a certain state and city tax deductions and a resolution of certain examinations by taxing authorities
●	The 4Q21 effective tax rate declined due to lower levels of taxable state income and higher percentage of permanent differences

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54003

Balance Sheet, Credit Quality, and Capital Highlights

						YoY		QoQ
	3Q22	2Q22	1Q22	4Q21	3Q21	Change		Change
Average Loans And Deposits ($MM)
Loans	$6,861	$6,640	$6,579	$6,558	$6,633	3.4%		3.3%
Deposits	6,277	6,441	6,410	6,459	6,408	(2.1)		(2.6)

Credit Quality ($000s)
Nonperforming Loans	$29,003	$27,948	$14,066	$14,934	$20,217	43.5%		3.8%
Nonperforming Assets	49,984	48,929	14,066	14,934	20,217	147.2		2.2
Criticized and Classified Loans	61,684	57,145	59,548	57,650	68,913	(10.5)		7.9
Criticized and Classified Assets	82,665	78,125	80,527	78,628	89,889	(8.0)		5.8
Troubled Debt Restructured Loans	14,757	14,758	15,124	12,714	13,097	12.7		(0.0)
Allowance for Credit Losses/Loans (%)	0.59	0.58	0.57	0.56	0.55	4	bps	1	bp

Capital
Book Value/Share	$22.47	$22.38	$22.26	$22.26	$21.78	3.2%		0.4%
Tangible Book Value/Share	21.81	21.71	21.61	21.61	21.13	3.2		0.5
Tang. Common Equity/Tang. Assets (%)	7.62	7.82	8.05	8.22	8.04	(42)	bps	(20)	bps
Leverage Ratio (%)	8.74	8.91	9.05	8.98	8.83	(9)		(17)

Average loans were $6.9 billion, an increase of 3.4% YoY and 3.3% QoQ.

●	Period end net loans, excluding PPP loans, totaled $6.9 billion, up 6.8% YoY and 3.1% QoQ
●	Total loan closings were $463.7 million in 3Q22, $503.8 million in 2Q22, $329.3 million in 1Q22, $362.7 million in 4Q21, and $243.9 million in 3Q21
●	The loan pipeline was $309.1 million at September 30, 2022, down 41.8% YoY and 46.9% QoQ

Average Deposits totaled $6.3 billion, decreasing 2.1% YoY and 2.6% QoQ.

●	Average core deposits (non-CD deposits) were 83.1% of total average deposits (including escrow deposits) in 3Q22, compared to 83.8% a year ago
●	Average noninterest bearing deposits increased 12.5% YoY and 0.5% QoQ and comprised 16.7% of total average deposits (including escrow deposits) in 3Q22 compared to 14.6% a year ago

Credit Quality: Nonperforming loans held at the end of each quarter totaled $29.0 million at 3Q22, $27.9 million at 2Q22, $14.1 million at 1Q22, $14.9 million at 4Q21, and $20.2 million at 3Q21.

●	Criticized and classified were 89 bps of loans at 3Q22 compared to 85 bps at 2Q22, 90 bps at 1Q22, 87 bps at 4Q21, and 104 bps at 3Q21
●	Criticized and classified assets are composed of criticized and classified loans, as detailed above, plus one criticized investment security totaling $21.0 million in each quarter of 3Q22, 2Q22, 1Q22, 4Q21, and 3Q21
●	Over 88% of gross loans are collateralized by real estate with an average loan-to-value ratio of <37% as of September 30, 2022
●	Allowance for credit losses were 142.3% of nonperforming loans at 3Q22 compared to 141.1% at 2Q22 and 179.9% a year ago

Capital: Book value per common share was $22.47 at 3Q22, up 0.4% QoQ and 3.2% YoY; tangible book value per common share, a non-GAAP measure, was $21.81 at 3Q22, up 0.5% QoQ and 3.2% YoY.

●	The Company paid a dividend of $0.22 per share and repurchased 131,174 shares at an average price of $20.47 in 3Q22
●	At the end of 3Q22, 969,324 shares remain subject to repurchase under the authorized stock repurchase program, which has no expiration or maximum dollar limit
●	Tangible common equity to tangible assets was 7.62% at 3Q22 compared to 7.82% at 2Q22 and 8.04% at 3Q21
●	The Company and the Bank remain well capitalized under all applicable regulatory requirements
●	The leverage ratio was 8.74% at 3Q22 compared to 8.91% at 2Q22 and 8.83% at 3Q21

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54004

Conference Call Information And Fourth Quarter Earnings Release Date

Conference Call Information:

●	John R. Buran, President and Chief Executive Officer, and Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer and Treasurer, will host a conference call on Wednesday, October 26, 2022, at 9:30 AM (ET) to discuss the Company’s third quarter 2022 results and strategy.
●	Dial-in for Live Call: 1-877-509-5836; Canada 855-669-9657
●	Webcast: https://services.choruscall.com/mediaframe/webcast.html?webcastid=xiCFFixk
●	Dial-in for Replay: 1-877-344-7529; Canada 855-669-9658
●	Replay Access Code: 8005279
●	The conference call will be simultaneously webcast and archived

Fourth Quarter 2022 Earnings Release Date:

The Company plans to release Fourth Quarter and full year 2022 financial results after the market close on January 24, 2023; followed by a conference call at 9:30 AM (ET) on January 25, 2023.

A detailed announcement will be issued prior to the fourth quarter’s close confirming the date and time of the earnings release.

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, an FDIC insured, New York State—chartered commercial bank that operates banking offices in Queens, Brooklyn, Manhattan, and on Long Island. The Bank has been building relationships with families, business owners, and communities since 1929. Today, it offers the products, services, and conveniences associated with large commercial banks, including a full complement of deposit, loan, equipment finance, and cash management services. Rewarding customers with personalized attention and bankers that can communicate in the languages prevalent within these multicultural markets is what makes the Bank uniquely different. As an Equal Housing Lender and leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. The Bank also fosters relationships with consumers nationwide through its online banking division with the iGObanking® and BankPurely® brands.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at FlushingBank.com. Flushing Financial Corporation’s earnings release and presentation slides will be available prior to the conference call at www.FlushingBank.com under Investor Relations.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

#FF

- Statistical Tables Follow -

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54005

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the three months ended										At or for the nine months ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
(Dollars in thousands, except per share data)	2022		2022		2022		2021		2021		2022		2021
Performance Ratios (1)
Return on average assets	1.11%		1.22%		0.91%		0.89%		1.26%		1.08%		1.04%
Return on average equity	13.91		15.00		10.83		10.77		15.42		13.24		13.24
Yield on average interest-earning assets (2)	4.10		3.85		3.77		3.77		3.84		3.91		3.77
Cost of average interest-bearing liabilities	1.25		0.60		0.50		0.58		0.61		0.79		0.65
Cost of funds	1.08		0.52		0.43		0.50		0.53		0.68		0.57
Net interest rate spread during period (2)	2.85		3.25		3.27		3.19		3.23		3.12		3.12
Net interest margin (2)	3.07		3.35		3.36		3.29		3.34		3.26		3.22
Noninterest expense to average assets	1.69		1.73		1.93		1.92		1.80		1.78		1.77
Efficiency ratio (3)	55.68		52.27		58.87		58.66		52.28		55.57		54.72
Average interest-earning assets to average interest-bearing liabilities	1.22	X	1.22	X	1.22	X	1.22	X	1.21	X	1.22	X	1.19	X

Average Balances
Total loans, net	$6,861,463		$6,640,331		$6,578,680		$6,558,285		$6,633,301		$6,694,528		$6,673,309
Total interest-earning assets	7,979,070		7,740,683		7,570,373		7,627,256		7,608,317		7,764,873		7,688,354
Total assets	8,442,657		8,211,763		8,049,470		8,090,701		8,072,918		8,236,070		8,161,121
Total due to depositors	5,157,715		5,298,855		5,336,983		5,397,802		5,406,423		5,263,861		5,422,158
Total interest-bearing liabilities	6,553,087		6,337,374		6,220,510		6,276,221		6,310,859		6,371,542		6,439,928
Stockholders' equity	674,282		667,456		673,012		671,474		659,288		671,588		641,354

Per Share Data
Book value per common share (4)	$22.47		$22.38		$22.26		$22.26		$21.78		$22.47		$27.78
Tangible book value per common share (5)	$21.81		$21.71		$21.61		$21.61		$21.13		$21.81		$21.13

Stockholders' Equity
Stockholders' equity	$670,719		$670,812		$675,813		$679,628		$668,096		$670,719		$668,096
Tangible stockholders' equity	650,936		650,894		656,085		659,758		648,039		650,936		648,039

Consolidated Regulatory Capital Ratios
Tier 1 capital	$749,526		$739,776		$731,536		$726,174		$711,276		$749,526		$711,276
Common equity Tier 1 capital	701,532		686,258		675,434		671,494		661,340		701,532		661,340
Total risk-based capital	979,021		903,047		892,861		885,469		832,255		979,021		832,255
Risk Weighted Assets	6,689,284		6,522,710		6,232,020		6,182,095		6,194,207		6,689,284		6,194,207

Tier 1 leverage capital (well capitalized = 5%)	8.74%		8.91%		9.05%		8.98%		8.83%		8.74%		8.83%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	10.49		10.52		10.84		10.86		10.68		10.49		10.68
Tier 1 risk-based capital (well capitalized = 8.0%)	11.20		11.34		11.74		11.75		11.48		11.20		11.48
Total risk-based capital (well capitalized = 10.0%)	14.64		13.84		14.33		14.32		13.44		14.64		13.44

Capital Ratios
Average equity to average assets	7.99%		8.13%		8.36%		8.30%		8.17%		8.15%		7.86%
Equity to total assets	7.84		8.04		8.27		8.45		8.27		7.84		8.27
Tangible common equity to tangible assets (6)	7.62		7.82		8.05		8.22		8.04		7.62		8.04

Asset Quality
Nonaccrual loans (7)	$27,003		$27,848		$14,066		$14,933		$18,292		$27,003		$18,292
Nonperforming loans	29,003		27,948		14,066		14,933		20,217		29,003		20,217
Nonperforming assets	49,984		48,929		14,066		14,933		20,217		49,984		20,217
Net charge-offs (recoveries)	290		(501)		935		(29)		(619)		724		3,148

Asset Quality Ratios
Nonperforming loans to gross loans	0.42%		0.41%		0.21%		0.23%		0.31%		0.42%		0.31%
Nonperforming assets to total assets	0.58		0.59		0.17		0.19		0.25		0.58		0.25
Allowance for credit losses to gross loans	0.59		0.58		0.57		0.56		0.55		0.59		0.55
Allowance for credit losses to nonperforming assets	82.56		80.57		266.12		248.66		179.86		82.56		179.86
Allowance for credit losses to nonperforming loans	142.29		141.06		266.12		248.66		179.86		142.29		179.86
Net charge-offs (recoveries) to average loans	0.02		(0.03)		0.06		—		(0.04)		0.01		0.06

Full-service customer facilities	25		25		24		24		24		25		24

(See footnotes on next page)

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54006

(1) Ratios are presented on an annualized basis, where appropriate.

(2) Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

(3) Efficiency ratio, a non-GAAP measure, was calculated by dividing noninterest expense (excluding merger expense, OREO expense, prepayment penalty on borrowings, the net gain/loss from the sale of OREO and net amortization of purchase accounting adjustments) by the total of net interest income (excluding net gains and losses from fair value adjustments on qualifying hedges and net amortization of purchase accounting adjustments) and noninterest income (excluding life insurance proceeds, net gains and losses from the sale or disposition of securities, assets and fair value adjustments).

(4) Calculated by dividing stockholders’ equity by shares outstanding.

(5) Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure, by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets (goodwill, net of deferred taxes). See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(6) See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(7) Excludes performing nonaccrual TDR loans.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54007

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(In thousands, except per share data)	2022	2022	2022	2021	2021	2022	2021
Interest and Dividend Income
Interest and fees on loans	$75,546	$69,192	$67,516	$68,113	$69,198	$212,254	$206,218
Interest and dividends on securities:
Interest	5,676	4,929	3,745	3,536	3,706	14,350	10,463
Dividends	17	11	8	7	7	36	22
Other interest income	506	159	51	74	42	716	129
Total interest and dividend income	81,745	74,291	71,320	71,730	72,953	227,356	216,832

Interest Expense
Deposits	11,965	4,686	3,408	3,975	4,705	20,059	16,349
Other interest expense	8,574	4,875	4,433	5,081	4,884	17,882	15,188
Total interest expense	20,539	9,561	7,841	9,056	9,589	37,941	31,537

Net Interest Income	61,206	64,730	63,479	62,674	63,364	189,415	185,295
Provision (benefit) for credit losses	2,145	1,590	1,358	761	(6,927)	5,093	(5,705)
Net Interest Income After Provision (Benefit) for Credit Losses	59,061	63,140	62,121	61,913	70,291	184,322	191,000

Noninterest Income (Loss)
Banking services fee income	1,351	1,166	1,374	1,142	865	3,891	4,823
Net gain (loss) on sale of securities	—	—	—	—	(10)	—	113
Net gain on sale of loans	—	73	—	46	131	73	289
Net gain on disposition of assets	—	—	—	—	—	—	621
Net gain (loss) from fair value adjustments	5,626	2,533	(1,809)	(5,140)	(2,289)	6,350	(7,855)
Federal Home Loan Bank of New York stock dividends	538	407	397	417	491	1,342	1,680
Life insurance proceeds	—	1,536	—	—	—	1,536	—
Bank owned life insurance	1,132	1,115	1,114	1,023	1,015	3,361	3,021
Other income	348	523	237	2,232	663	1,108	1,275
Total noninterest income (loss)	8,995	7,353	1,313	(280)	866	17,661	3,967

Noninterest Expense
Salaries and employee benefits	21,438	21,109	23,649	25,223	20,544	66,196	63,087
Occupancy and equipment	3,541	3,760	3,604	3,579	3,534	10,905	10,423
Professional services	2,570	2,285	2,222	1,152	1,899	7,077	6,287
FDIC deposit insurance	738	615	420	391	618	1,773	2,560
Data processing	1,367	1,383	1,424	1,757	1,759	4,174	5,287
Depreciation and amortization	1,488	1,447	1,460	1,521	1,627	4,395	4,904
Other real estate owned/foreclosure expense	143	32	84	129	182	259	194
Other operating expenses	4,349	4,891	5,931	5,055	6,182	15,171	15,773
Total noninterest expense	35,634	35,522	38,794	38,807	36,345	109,950	108,515

Income Before Provision for Income Taxes	32,422	34,971	24,640	22,826	34,812	92,033	86,452

Provision for Income Taxes	8,980	9,936	6,421	4,743	9,399	25,337	22,742

Net Income	$23,442	$25,035	$18,219	$18,083	$25,413	$66,696	$63,710

Basic earnings per common share	$0.76	$0.81	$0.58	$0.58	$0.81	$2.15	$2.02
Diluted earnings per common share	$0.76	$0.81	$0.58	$0.58	$0.81	$2.15	$2.02
Dividends per common share	$0.22	$0.22	$0.22	$0.21	$0.21	$0.66	$0.63

Basic average shares	30,695	30,937	31,254	31,353	31,567	30,960	31,616
Diluted average shares	30,695	30,937	31,254	31,353	31,567	30,960	31,616

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54008

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2022	2022	2022	2021	2021
ASSETS
Cash and due from banks	$164,693	$137,026	$186,407	$81,723	$178,598
Securities held-to-maturity:
Mortgage-backed securities	7,880	7,885	7,890	7,894	7,899
Other securities	66,032	66,230	66,327	49,974	49,989
Securities available for sale:
Mortgage-backed securities	468,366	510,934	553,828	572,184	584,145
Other securities	351,495	346,720	286,041	205,052	212,654
Loans	6,956,674	6,760,393	6,607,264	6,638,105	6,630,354
Allowance for credit losses	(41,268)	(39,424)	(37,433)	(37,135)	(36,363)
Net loans	6,915,406	6,720,969	6,569,831	6,600,970	6,593,991
Interest and dividends receivable	42,571	38,811	37,308	38,698	40,912
Bank premises and equipment, net	22,376	22,285	22,752	23,338	24,018
Federal Home Loan Bank of New York stock	62,489	50,017	33,891	35,937	36,158
Bank owned life insurance	212,353	211,220	211,867	210,754	184,730
Goodwill	17,636	17,636	17,636	17,636	17,636
Core deposit intangibles	2,147	2,282	2,420	2,562	2,708
Right of use asset	44,885	46,687	48,475	50,200	50,155
Other assets	179,090	160,885	125,160	148,989	93,741
Total assets	$8,557,419	$8,339,587	$8,169,833	$8,045,911	$8,077,334

LIABILITIES
Deposits	$6,054,761	$6,350,000	$6,373,400	$6,333,532	$6,421,391
Mortgagors' escrow deposits	70,544	57,577	79,495	51,913	67,207
Borrowed funds	1,572,830	1,089,621	877,122	815,544	752,925
Operating lease liability	48,330	50,346	52,292	54,155	54,239
Other liabilities	140,235	121,231	111,711	111,139	113,476
Total liabilities	7,886,700	7,668,775	7,494,020	7,366,283	7,409,238

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	—	—	—	—	—
Common stock ($0.01 par value; 100,000,000 shares authorized)	341	341	341	341	341
Additional paid-in capital	263,755	262,860	261,837	263,375	262,009
Treasury stock	(90,977)	(88,342)	(79,834)	(75,293)	(71,738)
Retained earnings	543,894	527,217	508,973	497,889	486,418
Accumulated other comprehensive loss, net of taxes	(46,294)	(31,264)	(15,504)	(6,684)	(8,934)
Total stockholders' equity	670,719	670,812	675,813	679,628	668,096

Total liabilities and stockholders' equity	$8,557,419	$8,339,587	$8,169,833	$8,045,911	$8,077,334

(In thousands)
Issued shares	34,088	34,088	34,088	34,088	34,088
Outstanding shares	29,851	29,980	30,367	30,526	30,676
Treasury shares	4,237	4,108	3,721	3,561	3,412

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54009

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(In thousands)	2022	2022	2022	2021	2021	2022	2021
Interest-earning Assets:
Mortgage loans, net	$5,340,694	$5,178,029	$5,152,070	$5,140,233	$5,158,213	$5,224,289	$5,148,204
Other loans, net	1,520,769	1,462,302	1,426,610	1,418,052	1,475,088	1,470,239	1,525,105
Total loans, net	6,861,463	6,640,331	6,578,680	6,558,285	6,633,301	6,694,528	6,673,309
Taxable securities:
Mortgage-backed securities	568,854	594,923	580,670	595,538	590,732	581,439	534,836
Other securities	362,629	333,158	226,744	207,482	217,763	308,008	249,899
Total taxable securities	931,483	928,081	807,414	803,020	808,495	889,447	784,735
Tax-exempt securities:
Other securities	67,211	67,315	57,611	50,834	50,832	64,081	50,830
Total tax-exempt securities	67,211	67,315	57,611	50,834	50,832	64,081	50,830
Interest-earning deposits and federal funds sold	118,913	104,956	126,668	215,117	115,689	116,817	179,480
Total interest-earning assets	7,979,070	7,740,683	7,570,373	7,627,256	7,608,317	7,764,873	7,688,354
Other assets	463,587	471,080	479,097	463,445	464,601	471,197	472,767
Total assets	$8,442,657	$8,211,763	$8,049,470	$8,090,701	$8,072,918	$8,236,070	$8,161,121

Interest-bearing Liabilities:
Deposits:
Savings accounts	$154,545	$156,785	$156,592	$154,471	$153,120	$155,966	$158,708
NOW accounts	1,808,608	2,089,851	2,036,914	2,115,619	2,107,866	1,977,621	2,182,660
Money market accounts	2,136,829	2,231,743	2,253,630	2,177,928	2,107,473	2,206,973	2,019,497
Certificate of deposit accounts	1,057,733	820,476	889,847	949,784	1,037,964	923,301	1,061,293
Total due to depositors	5,157,715	5,298,855	5,336,983	5,397,802	5,406,423	5,263,861	5,422,158
Mortgagors' escrow accounts	68,602	97,496	71,509	84,617	68,562	79,192	75,171
Total interest-bearing deposits	5,226,317	5,396,351	5,408,492	5,482,419	5,474,985	5,343,053	5,497,329
Borrowings	1,326,770	941,023	812,018	793,802	835,874	1,028,489	942,599
Total interest-bearing liabilities	6,553,087	6,337,374	6,220,510	6,276,221	6,310,859	6,371,542	6,439,928
Noninterest-bearing demand deposits	1,050,296	1,044,553	1,001,571	976,803	933,443	1,032,319	904,522
Other liabilities	164,992	162,380	154,377	166,203	169,328	160,621	175,317
Total liabilities	7,768,375	7,544,307	7,376,458	7,419,227	7,413,630	7,564,482	7,519,767
Equity	674,282	667,456	673,012	671,474	659,288	671,588	641,354
Total liabilities and equity	$8,442,657	$8,211,763	$8,049,470	$8,090,701	$8,072,918	$8,236,070	$8,161,121

Net interest-earning assets	$1,425,983	$1,403,309	$1,349,863	$1,351,035	$1,297,458	$1,393,331	$1,248,426

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540010

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

NET INTEREST INCOME AND NET INTEREST MARGIN

(Unaudited)

	For the three months ended										For the nine months ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
(Dollars in thousands)	2022		2022		2022		2021		2021		2022		2021
Interest Income:
Mortgage loans, net	$58,374		$54,775		$53,970		$54,260		$55,114		$167,119		$163,320
Other loans, net	17,172		14,417		13,546		13,853		14,084		45,135		42,898
Total loans, net	75,546		69,192		67,516		68,113		69,198		212,254		206,218
Taxable securities:
Mortgage-backed securities	2,466		2,356		2,167		2,125		2,279		6,989		6,210
Other securities	2,839		2,090		1,119		993		1,008		6,048		3,008
Total taxable securities	5,305		4,446		3,286		3,118		3,287		13,037		9,218
Tax-exempt securities:
Other securities	492		625		591		538		539		1,708		1,604
Total tax-exempt securities	492		625		591		538		539		1,708		1,604
Interest-earning deposits and federal funds sold	506		159		51		74		42		716		129
Total interest-earning assets	81,849		74,422		71,444		71,843		73,066		227,715		217,169
Interest Expense:
Deposits:
Savings accounts	$53		$50		$49		$53		$61		$152		$202
NOW accounts	3,640		1,405		793		1,021		1,227		5,838		4,432
Money market accounts	5,280		1,952		1,275		1,428		1,683		8,507		5,843
Certificate of deposit accounts	2,948		1,273		1,289		1,471		1,734		5,510		5,869
Total due to depositors	11,921		4,680		3,406		3,973		4,705		20,007		16,346
Mortgagors' escrow accounts	44		6		2		2		—		52		3
Total interest-bearing deposits	11,965		4,686		3,408		3,975		4,705		20,059		16,349
Borrowings	8,574		4,875		4,433		5,081		4,884		17,882		15,188
Total interest-bearing liabilities	20,539		9,561		7,841		9,056		9,589		37,941		31,537
Net interest income- tax equivalent	$61,310		$64,861		$63,603		$62,787		$63,477		$189,774		$185,632
Included in net interest income above:
Prepayment penalties received on loans and securities and net of reversals and recovered interest from nonaccrual loans	$1,368		$2,281		$1,716		$1,497		$2,136		$5,365		$5,130
Net gains/(losses) from fair value adjustments on qualifying hedges included in loan interest income	28		(60)		(129)		1,122		194		(161)		957
Purchase accounting adjustments	775		367		1,058		462		1,100		2,200		2,587
Interest-earning Assets Yields:
Mortgage loans, net	4.37%		4.23%		4.19%		4.22%		4.27%		4.27%		4.23%
Other loans, net	4.52		3.94		3.80		3.91		3.82		4.09		3.75
Total loans, net	4.40		4.17		4.11		4.15		4.17		4.23		4.12
Taxable securities:
Mortgage-backed securities	1.73		1.58		1.49		1.43		1.54		1.60		1.55
Other securities	3.13		2.51		1.97		1.91		1.85		2.62		1.60
Total taxable securities	2.28		1.92		1.63		1.55		1.63		1.95		1.57
Tax-exempt securities: (1)
Other securities	2.93		3.71		4.10		4.23		4.24		3.55		4.21
Total tax-exempt securities	2.93		3.71		4.10		4.23		4.24		3.55		4.21
Interest-earning deposits and federal funds sold	1.70		0.61		0.16		0.14		0.15		0.82		0.10
Total interest-earning assets	4.10%		3.85%		3.77%		3.77%		3.84%		3.91%		3.77%
Interest-bearing Liabilities Yields:
Deposits:
Savings accounts	0.14%		0.13%		0.13%		0.14%		0.16%		0.13%		0.17%
NOW accounts	0.81		0.27		0.16		0.19		0.23		0.39		0.27
Money market accounts	0.99		0.35		0.23		0.26		0.32		0.51		0.39
Certificate of deposit accounts	1.11		0.62		0.58		0.62		0.67		0.80		0.74
Total due to depositors	0.92		0.35		0.26		0.29		0.35		0.51		0.40
Mortgagors' escrow accounts	0.26		0.02		0.01		0.01		—		0.09		0.01
Total interest-bearing deposits	0.92		0.35		0.25		0.29		0.34		0.50		0.40
Borrowings	2.58		2.07		2.18		2.56		2.34		2.32		2.15
Total interest-bearing liabilities	1.25%		0.60%		0.50%		0.58%		0.61%		0.79%		0.65%

Net interest rate spread (tax equivalent)	2.85%		3.25%		3.27%		3.19%		3.23%		3.12%		3.12%
Net interest margin (tax equivalent)	3.07%		3.35%		3.36%		3.29%		3.34%		3.26%		3.22%
Ratio of interest-earning assets to interest-bearing liabilities	1.22	X	1.22	X	1.22	X	1.22	X	1.21	X	1.22	X	1.19	X

(1) Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540011

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

DEPOSIT and LOAN COMPOSITION

(Unaudited)

Deposit Composition

						September 2022 vs.	September 2022 vs.
	September 30,	June 30,	March 31,	December 31,	September 30,	June 2022	September 2021
(Dollars in thousands)	2022	2022	2022	2021	2021	% Change	% Change
Noninterest bearing	$992,378	$1,081,208	$1,041,027	$967,621	$941,259	(8.2)%	5.4%
Interest bearing:
Certificate of deposit accounts	1,036,107	906,943	886,317	946,575	1,040,098	14.2	(0.4)
Savings accounts	150,552	154,670	158,542	156,554	152,306	(2.7)	(1.2)
Money market accounts	2,113,256	2,229,993	2,362,390	2,342,003	2,152,085	(5.2)	(1.8)
NOW accounts	1,762,468	1,977,186	1,925,124	1,920,779	2,135,643	(10.9)	(17.5)
Total interest-bearing deposits	5,062,383	5,268,792	5,332,373	5,365,911	5,480,132	(3.9)	(7.6)
Total deposits	$6,054,761	$6,350,000	$6,373,400	$6,333,532	$6,421,391	(4.6)%	(5.7)%

Loan Composition

						September 2022 vs.	September 2022 vs.
	September 30,	June 30,	March 31,	December 31,	September 30,	June 2022	September 2021
(Dollars in thousands)	2022	2022	2022	2021	2021	% Change	% Change
Multifamily residential	$2,608,192	$2,531,858	$2,500,570	$2,517,026	$2,498,980	3.0%	4.4%
Commercial real estate	1,914,326	1,864,507	1,764,927	1,775,629	1,745,855	2.7	9.6
One-to-four family ― mixed-use property	560,885	561,100	563,679	571,795	579,100	—	(3.1)
One-to-four family ― residential	233,469	242,729	248,226	268,255	280,343	(3.8)	(16.7)
Co-operative apartments	7,015	8,130	8,248	8,316	7,804	(13.7)	(10.1)
Construction	63,651	72,148	68,488	59,761	71,464	(11.8)	(10.9)
Mortgage Loans	5,387,538	5,280,472	5,154,138	5,200,782	5,183,546	2.0	3.9

Small Business Administration (1)	27,712	40,572	59,331	93,811	148,855	(31.7)	(81.4)
Commercial business and other	1,532,497	1,431,417	1,387,155	1,339,273	1,294,688	7.1	18.4
Nonmortgage loans	1,560,209	1,471,989	1,446,486	1,433,084	1,443,543	6.0	8.1

Net unamortized premiums and unearned loan fees (2)	8,927	7,932	6,640	4,239	3,265	12.5	173.4
Allowance for credit losses	(41,268)	(39,424)	(37,433)	(37,135)	(36,363)	4.7	13.5
Net loans	$6,915,406	$6,720,969	$6,569,831	$6,600,970	$6,593,991	2.9%	4.9%

(1) Includes $9.6 million, $22.2 million, $43.2 million, $77.4 million, and $130.8 million of PPP loans at September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, and September 30, 2021, respectively.

(2) Includes $5.8 million, $6.6 million, $6.9 million, $8.0 million, and $8.6 million of purchase accounting unamortized discount resulting from the acquisition of Empire Bancorp at September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, and September 30, 2021, respectively.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540012

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

LOAN CLOSINGS and RATES

(Unaudited)

Loan Closings

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(In thousands)	2022	2022	2022	2021	2021	2022	2021
Multifamily residential	$173,980	$136,902	$98,180	$79,648	$41,850	$409,062	$167,316
Commercial real estate	77,777	164,826	45,102	64,916	48,447	287,705	103,566
One-to-four family – mixed-use property	12,383	12,228	8,498	12,440	12,823	33,109	28,670
One-to-four family – residential	4,102	4,211	9,237	5,162	2,761	17,550	65,386
Co-operative apartments	—	—	24	413	—	24	—
Construction	7,170	8,319	8,802	17,033	8,687	24,291	21,091
Mortgage Loans	275,412	326,486	169,843	179,612	114,568	771,741	386,029

Small Business Administration (1)	46	2,750	—	270	415	2,796	143,093
Commercial business and other	188,202	174,551	159,476	182,858	128,946	522,229	362,100
Nonmortgage Loans	188,248	177,301	159,476	183,128	129,361	525,025	505,193

Total Closings	$463,660	$503,787	$329,319	$362,740	$243,929	$1,296,766	$891,222

(1) Includes $138.7 million of PPP closings for the nine months ended September 30, 2021.

Weighted Average Rate on Loan Closings

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Loan type	2022	2022	2022	2021	2021
Mortgage loans	4.37%	3.76%	3.61%	3.77%	3.80%
Nonmortgage loans	4.93	4.21	3.27	3.24	3.49
Total loans	4.60%	3.92%	3.44%	3.51%	3.64%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540013

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

ASSET QUALITY

(Unaudited)

Allowance for Credit Losses

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in thousands)	2022	2022	2022	2021	2021	2022	2021
Allowance for credit losses
Beginning balances	$39,424	$37,433	$37,135	$36,363	$42,670	37,135	45,153

Net loan charge-off (recoveries):
Multifamily residential	—	(1)	—	—	—	$(1)	$33
Commercial real estate	—	—	—	—	—	—	64
One-to-four family – mixed-use property	—	—	—	1	(123)	—	(101)
One-to-four family – residential	2	(2)	(2)	(3)	(147)	(2)	(154)
Small Business Administration	(12)	13	1,015	(7)	(8)	1,016	(27)
Taxi medallion	—	(435)	(12)	—	(1,235)	(447)	1,301
Commercial business and other	300	(76)	(66)	(20)	894	158	2,032
Total	290	(501)	935	(29)	(619)	724	3,148

Provision (benefit) for loan losses	2,134	1,490	1,233	743	(6,926)	4,857	(5,642)

Ending balance	$41,268	$39,424	$37,433	$37,135	$36,363	$41,268	$36,363

Gross charge-offs	$324	$50	$1,036	$7	$1,019	$1,410	$5,127
Gross recoveries	34	551	101	36	1,638	686	1,979

Allowance for credit losses to gross loans	0.59%	0.58%	0.57%	0.56%	0.55%	0.59%	0.55%
Net loan charge-offs (recoveries) to average loans	0.02	(0.03)	0.06	—	(0.04)	0.01	0.06

Nonperforming Assets

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2022	2022	2022	2021	2021
Loans 90 Days Or More Past Due and Still Accruing:
Commercial real estate	$2,000	$—	$—	$—	$—
Construction	—	—	—	—	873
Commercial business and other	—	100	—	—	1,052
Total	2,000	100	—	—	1,925

Nonaccrual Loans:
Multifamily residential	3,414	3,414	3,414	2,431	4,192
Commercial real estate	1,851	242	5	613	613
One-to-four family - mixed-use property (1)	790	790	790	1,309	2,204
One-to-four family - residential	4,655	5,055	7,387	7,725	7,807
Construction	—	856	—	—	—
Small Business Administration	937	937	937	937	976
Commercial business and other(1)	15,356	16,554	1,533	1,918	2,500
Total	27,003	27,848	14,066	14,933	18,292

Total Nonperforming Loans (NPLs)	29,003	27,948	14,066	14,933	20,217

Total Nonaccrual HTM Securities	20,981	20,981	—	—	—

Total Nonperforming Assets	$49,984	$48,929	$14,066	$14,933	$20,217

Nonperforming Assets to Total Assets	0.58%	0.59%	0.17%	0.19%	0.25%
Allowance for Credit Losses to NPLs	142.3%	141.1%	266.1%	248.7%	179.9%

(1) Not included in the above analysis are nonaccrual performing TDR one-to-four family - mixed use property loans totaling $0.2 million in 3Q22 and $0.3 million each in 2Q22, 1Q22, 4Q21, and 3Q21; nonaccrual performing TDR commercial business loans totaling $2.9 million in 3Q22, $2.8 million in 2Q22 and 1Q22, less than $0.1 million each in 4Q21 and 3Q21.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540014

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

Non-cash Fair Value Adjustments to GAAP Earnings

The variance in GAAP and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to borrowings carried at fair value under the fair value option and swaps designated to protect against rising rates. As the swaps get closer to maturity, the volatility in fair value adjustments will dissipate. In a rising interest rate environment or a steepening of the yield curve, the loss position would experience an improvement. In a declining interest rate environment, the movement in the curve exaggerates our mark-to-market loss position.

Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company's performance over time and in comparison to the Company's competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors. These measures should not be viewed as a substitute for total shareholders' equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540015

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

(Unaudited)

	For the three months ended					For the nine months ended
(Dollars in thousands,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
except per share data)	2022	2022	2022	2021	2021	2022	2021

GAAP income before income taxes	$32,422	$34,971	$24,640	$22,826	$34,812	$92,033	$86,452

Net (gain) loss from fair value adjustments (Noninterest income (loss))	(5,626)	(2,533)	1,809	5,140	2,289	(6,350)	7,855
Net (gain) loss on sale of securities (Noninterest income (loss))	—	—	—	—	10	—	(113)
Life insurance proceeds (Noninterest income (loss))	—	(1,536)	—	—	—	(1,536)	—
Net gain on disposition of assets (Noninterest income (loss))	—	—	—	—	—	—	(621)
Net (gain) loss from fair value adjustments on qualifying hedges (Interest and fees on loans)	(28)	60	129	(1,122)	(194)	161	(957)
Net amortization of purchase accounting adjustments (Various)	(650)	(237)	(924)	(324)	(958)	(1,811)	(2,165)
Merger (benefit) expense (Various)	—	—	—	(17)	2,096	—	2,579

Core income before taxes	26,118	30,725	25,654	26,503	38,055	82,497	93,030

Provision for income taxes for core income	7,165	9,207	6,685	5,535	10,226	23,057	25,234

Core net income	$18,953	$21,518	$18,969	$20,968	$27,829	$59,440	$67,796

GAAP diluted earnings per common share	$0.76	$0.81	$0.58	$0.58	$0.81	$2.15	$2.02
Net (gain) loss from fair value adjustments, net of tax	(0.13)	(0.06)	0.04	0.13	0.05	(0.15)	0.18
Net loss on sale of securities, net of tax	—	—	—	—	—	—	—
Life insurance proceeds	—	(0.05)	—	—	—	(0.05)	—
Net gain on disposition of assets, net of tax	—	—	—	—	—	—	(0.01)
Net (gain) loss from fair value adjustments on qualifying hedges, net of tax	—	—	—	(0.03)	—	—	(0.02)
Net amortization of purchase accounting adjustments, net of tax	(0.02)	(0.01)	(0.02)	(0.01)	(0.02)	(0.04)	(0.05)
Merger (benefit) expense, net of tax	—	—	—	—	0.05	—	0.06
NYS tax change	—	—	—	—	—	—	(0.02)

Core diluted earnings per common share(1)	$0.62	$0.70	$0.61	$0.67	$0.88	$1.92	$2.14

Core net income, as calculated above	$18,953	$21,518	$18,969	$20,968	$27,829	$59,440	$67,796
Average assets	8,442,657	8,211,763	8,049,470	8,090,701	8,072,918	8,236,070	8,161,121
Average equity	674,282	667,456	673,012	671,474	659,288	671,588	641,354
Core return on average assets(2)	0.90%	1.05%	0.94%	1.04%	1.38%	0.96%	1.11%
Core return on average equity(2)	11.24%	12.90%	11.27%	12.49%	16.88%	11.80%	14.09%

(1) Core diluted earnings per common share may not foot due to rounding.

(2) Ratios are calculated on an annualized basis.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540016

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP REVENUE and PRE-PROVISION

PRE-TAX NET REVENUE

(Unaudited)

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in thousands)	2022	2022	2022	2021	2021	2022	2021

GAAP Net interest income	$61,206	$64,730	$63,479	$62,674	$63,364	$189,415	$185,295
Net (gain) loss from fair value adjustments on qualifying hedges	(28)	60	129	(1,122)	(194)	161	(957)
Net amortization of purchase accounting adjustments	(775)	(367)	(1,058)	(462)	(1,100)	(2,200)	(2,587)
Core Net interest income	$60,403	$64,423	$62,550	$61,090	$62,070	$187,376	$181,751

GAAP Noninterest income (loss)	$8,995	$7,353	$1,313	$(280)	$866	$17,661	$3,967
Net (gain) loss from fair value adjustments	(5,626)	(2,533)	1,809	5,140	2,289	(6,350)	7,855
Net gain (loss) on sale of securities	—	—	—	—	10	—	(113)
Life insurance proceeds	—	(1,536)	—	—	—	(1,536)	—
Net gain on sale of assets	—	—	—	—	—	—	(621)
Core Noninterest income	$3,369	$3,284	$3,122	$4,860	$3,165	$9,775	$11,088

GAAP Noninterest expense	$35,634	$35,522	$38,794	$38,807	$36,345	$109,950	$108,515
Net amortization of purchase accounting adjustments	(125)	(130)	(134)	(138)	(142)	(389)	(422)
Merger expense (benefit)	—	—	—	17	(2,096)	—	(2,579)
Core Noninterest expense	$35,509	$35,392	$38,660	$38,686	$34,107	$109,561	$105,514

Net interest income	$61,206	$64,730	$63,479	$62,674	$63,364	$189,415	$185,295
Noninterest income (loss)	8,995	7,353	1,313	(280)	866	17,661	3,967
Noninterest expense	(35,634)	(35,522)	(38,794)	(38,807)	(36,345)	(109,950)	(108,515)
Pre-provision pre-tax net revenue	$34,567	$36,561	$25,998	$23,587	$27,885	$97,126	$80,747

Core:
Net interest income	$60,403	$64,423	$62,550	$61,090	$62,070	$187,376	$181,751
Noninterest income	3,369	3,284	3,122	4,860	3,165	9,775	11,088
Noninterest expense	(35,509)	(35,392)	(38,660)	(38,686)	(34,107)	(109,561)	(105,514)
Pre-provision pre-tax net revenue	$28,263	$32,315	$27,012	$27,264	$31,128	$87,590	$87,325
Efficiency Ratio	55.7%	52.3%	58.9%	58.7%	52.3%	55.6%	54.7%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540017

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP NET INTEREST INCOME and NET INTEREST MARGIN

to CORE NET INTEREST INCOME

(Unaudited)

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in thousands)	2022	2022	2022	2021	2021	2022	2021
GAAP net interest income	$61,206	$64,730	$63,479	$62,674	$63,364	$189,415	$185,295
Net (gain) loss from fair value adjustments on qualifying hedges	(28)	60	129	(1,122)	(194)	161	(957)
Net amortization of purchase accounting adjustments	(775)	(367)	(1,058)	(462)	(1,100)	(2,200)	(2,587)
Tax equivalent adjustment	104	131	124	113	113	359	337
Core net interest income FTE	$60,507	$64,554	$62,674	$61,203	$62,183	$187,735	$182,088

Total average interest-earning assets (1)	$7,984,558	$7,746,640	$7,577,053	$7,634,601	$7,616,332	$7,770,910	$7,697,229
Core net interest margin FTE	3.03%	3.33%	3.31%	3.21%	3.27%	3.22%	3.15%

GAAP interest income on total loans, net	$75,546	$69,192	$67,516	$68,113	$69,198	$212,254	$206,218
Net (gain) loss from fair value adjustments on qualifying hedges	(28)	60	129	(1,122)	(194)	161	(957)
Net amortization of purchase accounting adjustments	(783)	(357)	(1,117)	(535)	(1,126)	(2,256)	(2,478)
Core interest income on total loans, net	$74,735	$68,895	$66,528	$66,456	$67,878	$210,159	$202,783

Average total loans, net (1)	$6,867,758	$6,647,131	$6,586,253	$6,566,654	$6,642,434	$6,701,413	$6,683,412
Core yield on total loans	4.35%	4.15%	4.04%	4.05%	4.09%	4.18%	4.05%

(1) Excludes purchase accounting average balances for all periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540018

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CALCULATION OF TANGIBLE STOCKHOLDERS’

COMMON EQUITY to TANGIBLE ASSETS

(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2022	2022	2022	2021	2021
Total Equity	$670,719	$670,812	$675,813	$679,628	$668,096
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit Intangibles	(2,147)	(2,282)	(2,420)	(2,562)	(2,708)
Intangible deferred tax liabilities	—	—	328	328	287
Tangible Stockholders' Common Equity	$650,936	$650,894	$656,085	$659,758	$648,039

Total Assets	$8,557,419	$8,339,587	$8,169,833	$8,045,911	$8,077,334
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit Intangibles	(2,147)	(2,282)	(2,420)	(2,562)	(2,708)
Intangible deferred tax liabilities	—	—	328	328	287
Tangible Assets	$8,537,636	$8,319,669	$8,150,105	$8,026,041	$8,057,277

Tangible Stockholders' Common Equity to Tangible Assets	7.62%	7.82%	8.05%	8.22%	8.04%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540019